UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 2, 2017

Philip Morris International Inc.
(Exact name of registrant as specified in its charter)

Virginia	1-33708	13-3435103
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

120 Park Avenue, New York, New York	10017-5592
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (917) 663-2000
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.     Results of Operations and Financial Condition.
On February 2, 2017, Philip Morris International Inc. (the “Company”) issued a press release announcing its financial results for the quarter ended December 31, 2016 and the fiscal year ended December 31, 2016. The earnings release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference to this Item 2.02.
In accordance with General Instruction B.2 of Form 8-K, the information in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in Item 2.02 of this Current Report on Form 8-K shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as may be expressly set forth by specific reference in such filing or document.

Item 7.01.     Regulation FD Disclosure.
On February 2, 2017, the Company held a live audio webcast to discuss its financial results for the quarter ended December 31, 2016 and the fiscal year ended December 31, 2016. In connection with the webcast, the Company is furnishing to the Securities and Exchange Commission the following documents attached as exhibits to this Current Report on Form 8-K and incorporated by reference to this Item 7.01: the conference call script attached as Exhibit 99.2 hereto and the webcast slides attached as Exhibit 99.3 hereto.
In accordance with General Instruction B.2 of Form 8-K, the information in Item 7.01 of this Current Report on Form 8-K, including Exhibits 99.2     and 99.3, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in Item 7.01 of this Current Report on Form 8-K shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as may be expressly set forth by specific reference in such filing or document.

Item 9.01.    Financial Statements and Exhibits.

(d)	Exhibits
99.1	Philip Morris International Inc. Press Release dated February 2, 2017 (furnished pursuant to Item 2.02)

99.2	Conference Call Script dated February 2, 2017 (furnished pursuant to Item 7.01)

99.3	Webcast Slides dated February 2, 2017 (furnished pursuant to Item 7.01)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHILIP MORRIS INTERNATIONAL INC.

By:    /s/ JERRY WHITSON
Name: Jerry Whitson
Title: Deputy General Counsel and Corporate Secretary
DATE: February 2, 2017

EXHIBIT INDEX

Exhibit No.	Description

99.1	Philip Morris International Inc. Press Release dated February 2, 2017 (furnished pursuant to Item 2.02)

99.2	Conference Call Script dated February 2, 2017 (furnished pursuant to Item 7.01)

99.3	Webcast Slides dated February 2, 2017 (furnished pursuant to Item 7.01)